                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                    June 13, 2002
                                                ---------------------------



                          RAWLINGS SPORTING GOODS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-24450                   43-1674348
----------------------------   ------------------------    ---------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


        1859 Intertech Drive, Fenton, Missouri                    63026
-----------------------------------------------------       ------------------
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number,
including area code                         (636) 349-3500
                                        -----------------------

Item 4.  Changes in Registrant's Certifying Accountant.

         On June 13, 2002, the Board of Directors of Rawlings Sporting Goods, Inc. ("Rawlings"), based on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as Rawlings's independent public accountants and engaged KPMG LLP ("KPMG") to serve as Rawlings's independent public accountants for the fiscal year 2002, effective immediately.

         Andersen's reports on Rawlings's consolidated financial statements for each of the fiscal years ended August 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended August 31, 2001 and 2000 and through June 13, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Rawlings's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Rawlings requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements made above by Rawlings. A copy of this letter addressed to the Securities and Exchange Commission, dated June 13, 2002, is filed as Exhibit 16 to this Form 8K.

         During the years ended August 31, 2001 and 2000 and through June 13, 2002, Rawlings did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Rawlings's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  16. Letter of Arthur Andersen LLP regarding the change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RAWLINGS SPORTING GOODS, INC.


                                 By:      /s/ William F. Lacey
                                    -----------------------------------------
                                    William F. Lacey
                                    Vice President and Chief Financial Officer

Date:    June 13, 2002

                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description
      -------         -----------
      1               Not applicable.
      2               Not applicable.
      4               Not applicable.
      16              Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated June___, 2002.
      17              Not applicable.
      20              Not applicable.
      23              Not applicable.
      24              Not applicable.